Exhibit 99.3

第 1795539 号

商标注册证

指定颜色

核定使用商品(第 5 类)

颗粒剂；片剂；硬胶囊剂；中药原料药；(商品截止)

注 册 人 陕西嘉力药业有限公司

注册地址 陕西西安市习武园 11 号

注册有效期限 自公元 2002 年 06 月 28 日至 2012 年 06 月 27 日止

局长签发

中华人民共和国国家工商行政管理总局 商标局

No. 1795539
        Company Logo
Trademark Registration Certificate

Examined can be used by following commodities (the 5th type): granules, hard capsules, Chinese traditional medicine and raw material medicine (Commodity Ended)

Name of Registration: Shaanxi Jiali Pharmaceuticals Co., Ltd.

Address: No. 11 Xiwuyuan Road Xi’an Shaanxi

Valid Date: from June 28, 2002 to June 27, 2012

Director Signature: An Qinghu

Issued by: Trademark Office of State Industry and Commerce Administration

第 3180187 号

商标注册证

（共有商标）

库儿

核定使用商品(第 5 类)

人用药；片剂；水剂；中药成药；原料药；医用营养饮料；医用营养品；医用营养食品；医用营养添加剂；散（商品截止）

注册代表人 陕西嘉力药业有限公司

注册代表人地址 陕西省西安市高新区高新一路25号创新大厦

注册有效期限 自公元 2003 年 11 月 21 日至 2013 年 11 月 20 日止

局长签发

中华人民共和国国家工商行政管理总局 商标局

No. 3180187

Trademark Registration Certificate

COOER

Examined can be used by following commodities (the 5th type): medicine for human beings, tablets, aqua, Chinese traditional medicine and raw material medicine; nutrition drink medicine, nutrients medicine, nutrition food medicine; nutrition additives or powder medicine (Commodity Ended)

Name of Registration: Shaanxi Jiali Pharmaceuticals Co., Ltd.

Address: Innovation Building No. 25 Gaoxin 1st Road Gaoxin District ,Xi’an Shaanxi

Valid Date: from Nov. 21, 2003 to Nov.20, 2013

Director Signature: An Qinghu

Issued by: Trademark Office of State Industry and Commerce Administration

第 3180186 号

商标注册证

(共有商标)

泰来适 TAILAISHI

核定使用商品(第 5 类)

人用药；片剂；水剂；中药成药；原料药；医用营养饮料；医用营养品；医用营养食品；医用营养添加剂；散（商品截止）

注册代表人 陕西嘉力药业有限公司

注册代表人地址 陕西省西安市高新区高新一路 25 号创新大厦

注册有效期限 自公元 2003 年 11 月 21 日至 2013 年 11 月 20 日止

局长签发 安青虎

中华人民共和国国家工商行政管理总局商标局

No. 3180186
Trademark Registration Certificate

TAILAISHI

Examined can be used by following commodities (the 5th type): medicine for human beings, tablets, aqua, Chinese traditional medicine and raw material medicine; nutrition drink medicine, nutrients medicine, nutrition food medicine; nutrition additives or powder medicine (Commodity Ended)

Name of Registration: Shaanxi Jiali Pharmaceuticals Co., Ltd.

Address: Innovation Building No. 25 Gaoxin 1ST Road Gaoxin District Xi’an Shaanxi

Valid Date: from Nov. 21, 2003 to Nov.20, 2013

Director Signature: An Qinghu

Issued by: Trademark Office of State Industry and Commerce Administration

第 3180188 号

商标注册证

(共有商标)

清松岭

核定使用商品(第 5 类)

人用药；片剂；水剂；中药成药；原料药；医用营养饮料；医用营养品；医用营养食品；医用营养添加剂；散（商品截止）

注册代表人 陕西嘉力药业有限公司

注册代表人地址 陕西省西安市高新区高新一路 25 号创新大厦

注册有效期限 自公元 2003 年 11 月 21 日至 2013 年 11 月 20 日止

局长签发 安青虎

中华人民共和国国家工商行政管理总局
商标局

No. 3180188
Trademark Registration Certificate

QINGSONGLING

Examined can be used by following commodities (the 5th type): medicine for human beings, tablets, aqua, Chinese traditional medicine and raw material medicine; nutrition drink medicine, nutrients medicine, nutrition food medicine; nutrition additives or powder medicine (Commodity Ended)

Name of Registration: Shaanxi Jiali Pharmaceuticals Co., Ltd.

Address: Innovation Building No. 25 Gaoxin 1ST Road Gaoxin District Xi’an Shaanxi

Valid Date: from Nov. 21, 2003 to Nov.20, 2013

Director Signature: An Qinghu

Issued by: Trademark Office of State Industry and Commerce Administration

第 3241933 号

商标注册证

(共有商标)

倍世停 BEISHITING

核定使用商品(第 5 类)

人用药；片剂；医用营养品；医用营养食品；原料药；散；水剂；中药成药；医用营养添加剂；医用营养饮料（商品截止）

注册代表人 陕西嘉力药业有限公司

注册代表人地址 陕西省西安市高新开发区高新一路 25 号创新大厦 N312

注册有效期限 自公元 2004 年 01 月 07 日至 2014 年 01 月 06 日止

局长签发 安青虎

中华人民共和国国家工商行政管理总局
商标局

No. 3241933
Trademark Registration Certificate

BEISHITING

Examined can be used by following commodities (the 5th type): medicine for human beings, tablets, nutrients medicine, nutrition food medicine; raw material medicine; powder, aqua, Chinese traditional medicine, nutrition additives medicine and nutrition drink medicine (Commodity Ended)

Name of Registration: Shaanxi Jiali Pharmaceuticals Co., Ltd.

Address: Room N312 Innovation Building No. 25 Gaoxin 1ST Road Gaoxin District Xi’an Shaanxi

Valid Date: from Jan. 7, 2004 to Jan. 6, 2014

Director Signature: An Qinghu

Issued by: Trademark Office of State Industry and Commerce Administration

ZC4203833 ZC

第 4203833 号

商标注册证

(共有商标)

初感

核定使用商品(第 5 类)

人用药；中药成药；原料药；医药制剂；药用胶囊；针剂；医用保健袋；灭微生物剂；净化剂；医用营养品（截止）

注册代表人 陕西嘉力药业有限公司

注册代表人地址 陕西省西安市高新一路 25 号创新大厦 N312

注册有效期限 自公元 2009 年 02 月 28 日 至 2019 年 02 月 27 日止

局长签发 李建昌

中华人民共和国国家工商行政管理总局
商标局

No. 4203833
Trademark Registration Certificate

CHUGAN

Examined can be used by following commodities (the 5th type):
Medicine for human beings; Chinese traditional medicine; raw material medicine; Medical Preparations; Medicinal Capsule; Injections; Medical and health care bags; Antimicrobial Agent; Cleansing Agent; Medical nutrition (Ended)

Name of Registration: Shaanxi Jiali Pharmaceuticals Co., Ltd

Address: Room N312 Innovation Building, No.25 Gaoxin 1st Road, Xi’an National Hi-tech Industrial Development Zone

Valid Date: from Feb. 28, 2009 to Feb. 27, 2019

Director Signature: Li Jianchang

Issued by: Trademark Office of State Industry and Commerce Administration

ZC4506025 ZC

第 4506025 号

商标注册证

(共有商标)

韵来痛经宝

核定使用商品(第 5 类)

医用保健袋；净化剂；灭微生物剂（截止）

注册代表人 陕西嘉力药业有限公司

注册代表人地址 陕西省西安市高新一路 25 号创新大厦 N312

注册有效期限 自公元 2008 年 07 月 07 日 至 2018 年 07 月 06 日止

局长签发 李建昌

中华人民共和国国家工商行政管理总局
商标局

No. 4506025
Trademark Registration Certificate

YUNLAITONGJINGBAO

Examined can be used by following commodities (the 5th type):
Medical and health care bags; Cleansing Agent; Antimicrobial Agent (Ended)

Name of Registration: Shaanxi Jiali Pharmaceuticals Co., Ltd

Address: Room N312 Innovation Building, No.25 Gaoxin 1st Road, Xi’an National Hi-tech Industrial Development Zone

Valid Date: from July 7, 2008 to July 6, 2018

Director Signature: Li Jianchang

Issued by: Trademark Office of State Industry and Commerce Administration